                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2003

                      LEXINGTON CORPORATE PROPERTIES TRUST
                      ------------------------------------
             (Exact Name of Registrant as specified in its charter)

          Maryland                       1-12386                13-3717318
          --------                       -------                ----------
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)            Identification No.)

                 355 Lexington Avenue, New York, New York 10017
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number,including area code:
                                 (212) 692-7260

                                  Not Applicable
                                  --------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On April 23, 2003, Lexington Corporate Properties Trust (the "Trust") issued a press release announcing its financial results for the quarter ended March 31, 2003 (the "Press Release"). A copy of the Press Release is furnished with this report as an exhibit. Except to the extent set forth under Item 12 below, the contents of the Press Release shall be deemed "filed" pursuant to Item 5 of Form 8-K for purposes of the Securities Exchange Act of 1934 (the "Exchange Act").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) not applicable

        (b) not applicable

        (c) Exhibits

            99.1 Press Release of Lexington Corporate Properties Trust dated
                 April 23, 2003

Item 12. Results of Operations and Financial Condition

The information contained under the heading "Comments from Management" in the Press Release shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language included in such filing. This report (including the exhibit attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       By: Lexington Corporate Properties Trust

Date: April 28, 2003                   By: /s/ Patrick Carroll
                                           -------------------------------------
                                           Patrick Carroll
                                           Chief Financial Officer